September 1, 2005

Dear Policy Owner:

I am writing to inform you of the upcoming special meeting of policyholders of the Ameritas Growth Portfolio, a series of Calvert Variable Series, Inc. ("CVS"), in connection with the proposed merger of the Portfolio into the Ameritas Income & Growth Portfolio, also a series of CVS, on Friday, November 4, 2005, and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.

You are being asked to vote on a proposal to exchange the assets of the Ameritas Growth Portfolio for shares of equal value in the Ameritas Income & Growth Portfolio. The Board of Directors of CVS, including myself, believe this change is in the best interests of the Ameritas Growth Portfolio and you, as a policyholder.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy, and complete and mail your voting card as soon as you can. A postage paid envelope is enclosed. If policyholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All policyholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter, if we may be of any assistance, please call us at 800-745-1112.

Sincerely,

William Lester
President

CALVERT VARIABLE SERIES, INC.

AMERITAS GROWTH PORTFOLIO

NOTICE OF SPECIAL MEETING OF POLICYHOLDERS

To be held on November 4, 2005

NOTICE IS HEREBY GIVEN that a Special Meeting of the Policyholders of the Ameritas Growth Portfolio, a series of Calvert Variable Series, Inc. (the "Fund"), will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Friday, November 4, 2005, for the following purposes:

I. To consider and act on an Agreement and Plan of Reorganization dated June 9, 2005, providing for the transfer of all of the assets of the Ameritas Growth Portfolio to the Ameritas Income & Growth Portfolio, in exchange for shares of equal value of the Ameritas Income & Growth Portfolio. The Plan of Reorganization also provides for the distribution of those shares of the Ameritas Income & Growth Portfolio to policyholders of the Ameritas Growth Portfolio, in liquidation and subsequent termination of the Ameritas Growth Portfolio.

II. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

On behalf of the Ameritas Growth Portfolio, the Board of Directors has fixed the close of business on August 15, 2005 as the record date for the determination of policyholders of the Fund entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

September 1, 2005

By Order of the Board of Directors,

William Lester
President

PROSPECTUS AND PROXY STATEMENT

September 1, 2005

Acquisition of the assets of
Ameritas Growth Portfolio

By and in exchange for shares of
Ameritas Income & Growth Portfolio

5900 "O" Street
Lincoln, Nebraska 68510-1889
800-335-9858

This Prospectus and Proxy Statement relates to the proposed transfer of all of the assets of the Ameritas Growth Portfolio in exchange for shares of the Ameritas Income & Growth Portfolio (the "Reorganization"). Following the transfer, Ameritas Income & Growth Portfolio shares will be distributed to policyholders of the Ameritas Growth Portfolio in liquidation of the Ameritas Growth Portfolio, and it, in turn, will be dissolved. As a result of the proposed transaction, each policyholder of the Ameritas Growth Portfolio will receive that number of Ameritas Income & Growth Portfolio shares equal in value at the date of the exchange to the value of such policyholder's respective shares of the Ameritas Growth Portfolio. The transaction will only occur if policyholders vote in favor of the proposed transfer.

The Ameritas Growth Portfolio is a series of Calvert Variable Series, Inc. (the "Fund"), an open-end series management investment company organized as a Maryland corporation. The investment objective for the Ameritas Growth Portfolio is to seek long-term capital appreciation. This objective may be changed by the Fund's Board of Directors without policyholder approval. As of August 15, 2005, net assets were $________.

The Ameritas Income & Growth Portfolio is also a series of the Fund. The investment objective for the Ameritas Income & Growth Portfolio is to seek to provide a high level of dividend income. The secondary goal is to provide capital appreciation. This objective may be changed by the Fund's Board of Directors without policyholder approval. As of August 15, 2005, net assets were $________.

The approximate date on which this Prospectus and Proxy Statement, and Form of Proxy are first being mailed to policyholders is September 1, 2005.

This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Ameritas Income & Growth Portfolio that a prospective investor should know before investing. The Prospectus of the Ameritas Income & Growth Portfolio (dated May 2, 2005) has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. A Statement of Additional Information dated August __, 2005, containing additional information about the proposed reorganization has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and Proxy Statement. The Prospectus and Statement of Additional Information for the Ameritas Growth Portfolio ("Merger SAI"), the Annual Report to Shareholders for the period ended December 31, 2004 and the Semi-Annual Report to Shareholders for the period ended June 30, 2005, for the Fund, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by writing the Fund at 5900 "O" Street, Lincoln, Nebraska 68510-1889, or by calling 800-335-9858.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus and proxy statement are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency. When investors sell shares of the funds, the value may be higher or lower than the amount originally paid.

TABLE OF CONTENTS

Synopsis	__
Expense Comparisons	__
Past Performance	__
Risk Factors and Investment Restrictions	__
Reasons for the Reorganization	__
Information about the Reorganization	__
Information about Ameritas Income & Growth Portfolio	__
Policyholder Information for Ameritas Income & Growth Portfolio	__
Comparative Information on Policyholder Rights	__
General Information about the Portfolios	__
Financial Statements and Experts	__
Voting Information	__
Shareholder Proposals	__
Other Business	__
Adjournment	__
Exhibit A - Agreement and Plan of Reorganization	__

SYNOPSIS

Reasons for the Reorganization. The Board of Directors of the Fund (the "Directors") believe that the proposed Reorganization would be in the best interest of the policyholders of the Ameritas Growth Portfolio. In reaching this conclusion, the Directors considered, among other things as discussed further herein, the poor historical performance of Ameritas Growth Portfolio, the higher expenses of the Ameritas Growth Portfolio, the likelihood that the Ameritas Growth Portfolio will not increase substantially in size in the foreseeable future, and that the Reorganization will offer policyholders of the Ameritas Growth Portfolio the opportunity to pursue a similar investment objective in a larger combined portfolio, with better performance, lower risk and lower expenses. The Directors also considered the fact that:

1. Both Portfolios are growth funds with an objective of capital appreciation;

2. Both Portfolios are managed by the same subadvisor, Fred Alger Management, Inc. ("Alger") , with complimentary investment strategies;

3. The Reorganization is not expected to have any tax impact on the policyholders and contract owners; and

4. The interests of the existing policyholders will not be diluted as a result of the Reorganization.

In evaluating the benefits of the proposed transaction, the Directors also considered the effect of the loss of a portion of the capital loss carryforwards that might be available to the Ameritas Income & Growth Portfolio. Management has determined that the benefits of the proposed reorganization outweigh the uncertain potential detriment resulting from possible constraints in the use of capital loss carryforwards.

The Directors have also approved the Reorganization on behalf of the Ameritas Income & Growth Portfolio. The Directors concluded that the proposed Reorganization would be in the best interests of the policyholders of the Ameritas Income & Growth Portfolio and that the interests of the policyholders would not be diluted as a result of the transactions contemplated by the Reorganization.

Proposed Transaction. The Directors have authorized the Fund to enter into an Agreement and Plan of Reorganization (the "Plan of Reorganization") providing for the transfer of all the assets of the Ameritas Growth Portfolio in exchange for shares of the Ameritas Income & Growth Portfolio.

Following the transfer, Ameritas Income & Growth Portfolio shares will be distributed to the policyholders of the Ameritas Growth Portfolio in liquidation of the Ameritas Growth Portfolio, and the Ameritas Growth Portfolio will be dissolved. As a result of the proposed transaction, each policyholder of the Ameritas Growth Portfolio will receive that number of full and fractional Ameritas Income & Growth Portfolio shares equal in value at the date of the exchange to the value of such policyholder's shares of the Ameritas Growth Portfolio. For the reasons stated above, the Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), have concluded that the Reorganization into the Ameritas Income & Growth Portfolio would be in the best interest of the policyholders of the Ameritas Growth Portfolio and recommend policyholder approval.

Tax Consequences. The Plan is conditioned upon receipt by the Ameritas Growth Portfolio and the Ameritas Income & Growth Portfolio of an opinion of counsel that for federal income tax purposes no gain or loss will be recognized by it or its policyholders as a result of the Reorganization. The tax basis of Ameritas Income & Growth Portfolio shares received by a policyholder will be the same as the tax basis of the policyholder's shares of the Ameritas Growth Portfolio. In addition, the tax basis of the Ameritas Growth Portfolio's assets in the hands of the Ameritas Income & Growth Portfolio as a result of the Reorganization will be the same as the tax basis of such assets in the hands of the Ameritas Growth Portfolio prior to the Reorganization. See "Information about the Reorganization."

Investment Policies. The investment objectives, policies and strategies of the Ameritas Growth Portfolio and the Ameritas Income & Growth Portfolio are similar and are summarized below. For a more detailed description of the investment techniques used by the Portfolios, and for more information concerning the risks associated with investments in the Portfolios, see the Portfolios' Prospectuses.

  The Ameritas Growth Portfolio seeks long-term capital appreciation.

  The Ameritas Growth Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of large companies listed on U.S. exchanges or in the U.S. over-the-counter market. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

  The Ameritas Income & Growth Portfolio seeks to provide a high level of dividend income. Its secondary goal is to provide capital appreciation.

  Under normal circumstances, the Ameritas Income & Growth Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Subadvisor believes also offer opportunities for capital appreciation.

Risk Factors. As growth funds, both Portfolios share similar risks, as discussed further herein.

Distribution Policies and Purchase, Exchange and Redemption Procedures. Both Portfolios have identical procedures concerning dividends and distributions. It is expected that, shortly before the Closing Date (as defined in the Plan of Reorganization), the Ameritas Growth Portfolio will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed.

Both Portfolios have identical procedures for purchasing shares.

Both Portfolios have identical redemption procedures. Shares of both Portfolios may be redeemed at the net asset value next determined after receipt of a redemption request, on any day the New York Stock Exchange is open.

EXPENSES COMPARISONS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: The table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

			Pro Forma
		Ameritas	Combined
	Ameritas	Income &	Ameritas
	Growth	Growth	Income & Growth
	Portfolio	Portfolio	Portfolio

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	N/A	N/A	N/A
Maximum Deferred Sales Load	N/A	N/A	N/A

Annual Fund Operating Expenses[1] (expenses that are deducted from Portfolio assets)

Management Fees	0.81%	0.74%	0.68%
Other Expenses	0.16%	0.22%	0.14%
Total Fund Operating Expenses	0.97%	0.96%	0.82%
Less Fee Waiver and/or Expense
Reimbursement[2]	0.08%	0.18%	0.04%
Net Expenses	0.89%	0.78%	0.78%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative fee is 0.05% of each Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. ("AIC") has contractually agreed to limit net annual fund operating expenses through April 30, 2006. The contractual expense cap is shown as "Net Expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC benefits from the expense offset arrangement and AIC's obligation under the contractual limitation is reduced by the credits earned. The amount AIC benefited from the credit was 0.0% for the Ameritas Growth Portfolio, and 0.03% for the Ameritas Income & Growth Portfolio for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses" as applicable. See Statement of Additional Information "Investment Advisor and Subadvisors".

Example. This example is intended to help you compare the cost of investing in the Portfolios (both before and after the Reorganization) with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;

  Your investment has a 5% return each year; and

  The Portfolio's operating expenses remain the same.

Note: The example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
(Unaudited)
	1 Year	3 Years	5 Years	10 Years
Ameritas Growth Portfolio	$91	$301	$529	$1,182
Ameritas Income & Growth Portfolio	$80	$288	$513	$1,162
Pro Forma - Surviving
Ameritas Income & Growth Portfolio	$80	$258	$451	$1,010

PAST PERFORMANCE

Total return information for the Ameritas Growth Portfolio and for the Ameritas Income & Growth Portfolio is set forth in the chart below:

Average Annual Total Returns (for the periods ended 12.31.04)
	1 year	5 year	Since Inception
			(11/1/99)
Ameritas Growth	5.58%	-6.60%	-3.72%
Ameritas Income & Growth	7.86%	-3.63%	1.37%

The Portfolios' past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Effect of the Reorganization on Capital Loss Carryforwards. The following table provides comparative information regarding realized capital gains and losses and net unrealized appreciation or depreciation of portfolio securities and the capital loss carryforwards of the Ameritas Growth Portfolio as of July 31, 2005.
Ameritas Growth Portfolio
Capital Loss Carryforward	$46,527,784
Realized Gains (losses)	$6,347,463
Net unrealized appreciation (depreciation)	$7,356,875

If the Reorganization does not occur, the Ameritas Growth Portfolio's loss carryforwards should be available to offset any net realized capital gains of the Ameritas Growth Portfolio through their expiration date in 2009 and 2010. It is anticipated that no distributions of net realized capital gains would be made by the Ameritas Growth Portfolio until the capital loss carryforwards expire or are offset by net realized capital gains.

If the Reorganization is consummated, the Ameritas Income & Growth Portfolio will be constrained in the extent to which it can use the capital loss carryforwards of the Ameritas Growth Portfolio because of limitations imposed by the Code on the occurrence of an ownership change. The Ameritas Income & Growth Portfolio should be able to use in each year a capital loss carryforward in an amount equal to the value of the Ameritas Growth Portfolio's loss carryforward on the date of the Reorganization multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 2005, the amount of capital loss carryforward that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the date of the Reorganization, currently anticipated to close on or about November 18, 2005.

The Advisor believes that the anticipated benefits outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, and the differing consequences of federal and various other income taxation on a distribution received by each policyholder whose tax liabilities (if any) are determined by the net effect of a multitude of considerations that are individual to the policyholder. Ameritas Growth Portfolio policyholders who need information as to state and local tax consequences, if any, should consult their tax advisors.

Capitalization. The following table shows the capitalization of the Ameritas Growth Portfolio as of December 31, 2004, and of the Ameritas Income & Growth Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition by the Ameritas Income & Growth Portfolio of the assets of the Ameritas Growth Portfolio at net asset value.
	Ameritas	Ameritas
	Growth	Income & Growth
	Portfolio	Portfolio
Net assets	$84,769,878	$45,750,893
Shares outstanding	1,853,939	3,629,508
Net asset value per share	$45.72	$12.61

		Pro Forma
		Surviving Ameritas
	Pro Forma	Income & Growth
	Adjustment	Portfolio*
Net assets	($10,000)	$130,510,771
Shares outstanding	4,868,494	10,351,941
Net asset value per share		$12.61

* The Pro Forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of the Portfolio on the acquisition date.

Pro forma financial statements for the fiscal year ended December 31, 2004 are incorporated by reference in the Merger SAI. Because the Plan of Reorganization provides that the Ameritas Income & Growth Portfolio will be the surviving Portfolio following the Reorganization, the pro forma financial statements reflect the transfer of the assets of the Ameritas Growth Portfolio to the Ameritas Income & Growth Portfolio, as contemplated by the Plan of Reorganization.

RISK FACTORS AND INVESTMENT RESTRICTIONS

Since both Portfolios pursue similar investment programs, they share similar principal risks, which include:

  The stock market goes down.

  The individual stocks in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

  The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling environment.

  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

See the Portfolios' Prospectuses and Statement of Additional Information for further information.

REASONS FOR THE REORGANIZATION

The Directors of the Fund, including its Independent Directors, have determined that the Reorganization would be in the best interests of the Ameritas Growth Portfolio, and that the interests of the Ameritas Growth Portfolio's policyholders would not be diluted as a result of effecting the Reorganization. At a meeting held on June 9, 2005, the Directors approved the proposed Merger and recommended its approval by policyholders. The principal reasons why the Directors are recommending the Reorganization are as follows:

(i) Appropriate Investment Objectives, Etc. The investment objective, policies, and restrictions of the Ameritas Income & Growth Portfolio are similar to those of the Ameritas Growth Portfolio, and the Directors believe that an investment in shares of the Ameritas Income & Growth Portfolio will provide policyholders with an investment opportunity comparable to that currently afforded by the Ameritas Growth Portfolio.

(ii) Lower Operating Expenses. The Directors considered that the operating expenses of the Ameritas Income & Growth Portfolio after the Reorganization will be lower than the operating expenses borne by the Ameritas Growth Portfolio.

(iii) Advantage of Economies of Scale. The Directors also considered the advantages of combining the Ameritas Growth Portfolio into another Portfolio with a similar investment objective, style and holdings. The Directors believe that by combining the Ameritas Growth Portfolio into the Ameritas Income & Growth Portfolio, the policyholders continue to have available to them a Portfolio with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund. Expenses such as audit expenses and bookkeeping expenses that are charged on a per portfolio basis will be reduced.

(iv) Tax Status. The Directors further considered the fact that the Reorganization is not expected to have a tax effect on the policyholders and contract owners.

(v) Dilution. The Directors considered the fact that the Reorganization will not dilute the interest of the current Ameritas Growth Portfolio policyholders.

Further, in connection with their consideration of these matters, the Directors were also advised by counsel to the Independent Directors of their fiduciary responsibilities to the Ameritas Growth Portfolio's policyholders and the legal issues involved.

In considering the specific characteristics of both Portfolios in order to gain a better understanding of the rationale for merging the Ameritas Growth Portfolio into the Ameritas Income & Growth Portfolio, the Directors discussed the fact that: (1) the Ameritas Income & Growth Portfolio has performed better than the Ameritas Growth Portfolio over the past five years; (2) the Ameritas Income & Growth Portfolio has achieved a higher return with less risk over the past three and five years than the Ameritas Growth Portfolio; and (3) the expenses and advisory fees applicable to the Ameritas Growth Portfolio before the Reorganization and the estimated lower expense ratio for policyholders in the Ameritas Income & Growth Portfolio after the Reorganization, compared to that of the Ameritas Growth Portfolio where the expense ratio of the Ameritas Growth Portfolio is capped at 89 basis points for the first three months of 2005 and the year ended December 31, 2004 versus the expense ratio of the Ameritas Income & Growth Portfolio, which is capped at 78 basis points for the first three months of 2005 and the year ended December 31, 2004; resulting in Ameritas Growth Portfolio shareholders, post-merger, benefiting from having an expense cap that is 11 basis points lower. Thus, though both Portfolios have a very high degree of performance correlation over the past three and five years, there is not enough diversification between the two Portfolios, both managed by the same portfolio manager, to justify having both of them. Since the Ameritas Income & Growth Portfolio has better performance, lower risk and lower expenses, the Board determined that it is in both Portfolios' shareholders interests to have the Ameritas Income & Growth Portfolio be the surviving Portfolio.

In addition, the Directors considered a number of additional factors, including, but not limited to: (1) the terms and conditions of the Plan of Reorganization and the expectation that the Reorganization would not result in dilution of current the Ameritas Growth Portfolio policyholders' interests; (2) the economies of scale expected to be realizable as a result of the Reorganization; (3) the service features available to policyholders of both Portfolios; and (4) the costs estimated to be incurred to complete the Reorganization. Thus, when considering all of the above factors, the Directors determined that the Reorganization of the Ameritas Growth Portfolio into the Ameritas Income & Growth Portfolio would be in the best interest of the Ameritas Growth Portfolio and of its policyholders.

After this discussion, and following a review of the materials and the terms of the proposed Plan of Reorganization, the Independent Directors approved the reorganization proposal and recommended its approval by the Ameritas Growth Portfolio's policyholders. In connection with the approval, the Directors considered among other things, the following more technical point of the possible merger, that being that the Ameritas Growth Portfolio and Ameritas Income & Growth Portfolio each would receive an opinion of counsel that the exchanges contemplated by the Reorganization are expected to be tax-free for federal income tax purposes.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. Policyholders of the Ameritas Growth Portfolio are being asked to approve the Reorganization of the Ameritas Growth Portfolio into the Ameritas Income & Growth Portfolio. The merger is proposed to take place pursuant to a Plan of Reorganization between the Ameritas Growth Portfolio and the Ameritas Income & Growth Portfolio, a form of which is attached to this Prospectus and Proxy Statement as Exhibit A.

The proposed Plan of Reorganization provides that the Ameritas Income & Growth Portfolio will acquire all of the assets of the Ameritas Growth Portfolio in exchange for shares of the Ameritas Income & Growth Portfolio on November 18, 2005. The material terms of the Plan of Reorganization are summarized below; nonetheless, discussion of the Plan of Reorganization herein is qualified in its entirety by reference to the Plan of Reorganization in Exhibit A. The number of full and fractional Ameritas Income & Growth Portfolio shares to be issued to policyholders of the Ameritas Growth Portfolio will equal the value of the shares of the Ameritas Growth Portfolio outstanding immediately prior to the Reorganization. Portfolio securities of the Ameritas Growth Portfolio will be valued in accordance with the valuation practices of the Ameritas Income & Growth Portfolio (See, "General Information about the Fund"). At the time of the Reorganization, the Ameritas Growth Portfolio will pay all of its obligations and liabilities, and prior to the Reorganization will issue a dividend to distribute its investment company taxable income to its policyholders. The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, the Ameritas Growth Portfolio will liquidate and distribute pro rata to its policyholders of record as of the close of business on November 18, 2005, the full and fractional shares of the Ameritas Income & Growth Portfolio at an aggregate net asset value equal to the value of the policyholder's shares in the Ameritas Growth Portfolio next determined at the close of business on the Valuation Date (the business day immediately preceding the effective time of the transaction). This method of valuation is also consistent with interpretations of Rule 22c-1 under the Investment Company Act of 1940, as amended (the "1940 Act") by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Ameritas Income & Growth Portfolio, representing the respective pro rata number of full and fractional shares of the Ameritas Income & Growth Portfolio due policyholders of the Ameritas Growth Portfolio.

The consummation of the Plan of Reorganization is subject to the conditions set forth therein, including the following:

Policyholder Approval. The Plan of Reorganization shall have been approved by the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Ameritas Growth Portfolio.

Representations, Warranties and, Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Plan of Reorganization, the respective representations and warranties contained in this Plan of Reorganization shall be true in all material respects as of the closing date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either party since December 31, 2004, as applicable. Both parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Plan of Reorganization.

Tax Opinion. Both parties to the Reorganization shall have received an opinion of counsel, addressed to the Fund and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code of 1986, as amended (the "Code") to the Ameritas Growth Portfolio, the Ameritas Income & Growth Portfolio, and their respective policyholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan of Reorganization, this Prospectus and Proxy Statement, and on such other written representations as the Ameritas Growth Portfolio and the Ameritas Income & Growth Portfolio, respectively, will have verified. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(1) Neither the Ameritas Growth Portfolio nor the Ameritas Income & Growth Portfolio will recognize any gain or loss upon the transfer of the assets of the Ameritas Growth Portfolio to the Ameritas Income & Growth Portfolio in exchange for Ameritas Income & Growth Portfolio shares, and, in the case of the Ameritas Growth Portfolio, upon the distribution (whether actual or constructive) of Ameritas Income & Growth Portfolio shares to the Ameritas Growth Portfolio policyholders in exchange for their shares of capital stock of the Ameritas Growth Portfolio;

(2) The policyholders of the Ameritas Growth Portfolio who receive Ameritas Income & Growth Portfolio shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of the Ameritas Growth Portfolio for Ameritas Income & Growth Portfolio shares (including any share interests they are deemed to have received) pursuant to the Reorganization;

(3) The tax basis of Ameritas Income & Growth Portfolio shares received by policyholders of the Ameritas Growth Portfolio will be the same as the tax basis of the shares of capital stock of the Ameritas Growth Portfolio surrendered in the exchange; and the holding period of Ameritas Income & Growth Portfolio shares received by each policyholder of the Ameritas Growth Portfolio will include the period during which the shares of the Ameritas Growth Portfolio exchanged therefor were held by such policyholder, provided the shares of the Ameritas Growth Portfolio were held as a capital asset on the date of the Reorganization; and

(4) The tax basis of the Ameritas Growth Portfolio's assets acquired by the Ameritas Income & Growth Portfolio will be the same as the tax basis of such assets to the Ameritas Growth Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Ameritas Growth Portfolio in the hands of the Ameritas Income & Growth Portfolio will include the period during which those assets were held by the Ameritas Growth Portfolio.

Terms for Abandonment of the Reorganization. The Plan of Reorganization may be terminated, and the Reorganization abandoned, at any time before or after approval by policyholders of the Ameritas Growth Portfolio, prior to the Closing Date by mutual consent of the parties, or by either, if any condition set forth in the Plan of Reorganization has not been fulfilled or has been waived by the party entitled to its benefits. In accordance with the Plan of Reorganization, the Ameritas Growth Portfolio and the Ameritas Income & Growth Portfolio are responsible for payment of their own expenses incurred in connection with the Reorganization. These expenses are estimated to cost approximately $10,000, with the majority of such costs incurred by the Ameritas Growth Portfolio, to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the consummation of the Reorganization.

Description of Ameritas Income & Growth Portfolio Shares. Full and fractional shares of Ameritas Income & Growth Portfolio will be issued to each policyholder in accordance with the procedures under the Plan of Reorganization as described above. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Federal Income Tax Consequences. The Plan of Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code . Opinions of counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and policyholders could recognize a gain or loss on the transaction. Policyholders of the Ameritas Growth Portfolio should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, policyholders of the Ameritas Growth Portfolio should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Expenses. After the Reorganization, the total operating expenses of the surviving Ameritas Income & Growth Portfolio, as a percent of net assets, will be less than those for the Ameritas Growth Portfolio. In addition, certain fixed costs, such as costs of printing policyholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio borne by the Ameritas Growth Portfolio policyholders.

INFORMATION ABOUT THE AMERITAS INCOME & GROWTH PORTFOLIO

As discussed above, the investment objective, principal investment strategies, and investment practices of the Ameritas Income & Growth Portfolio are similar to those of the Ameritas Growth Portfolio.

Objective. The Ameritas Income & Growth Portfolio to provide a high level of dividend income. Its secondary goal is to provide capital appreciation. The objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies. Under normal circumstances, the Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Subadvisor believes also offer opportunities for capital appreciation.

Principal Risks

  The stock market goes down.

  The individual stocks in the Portfolio do not perform as well as expected, and/or the Portfolio's management practices do not work to achieve their desired result.

  The possibility that companies may cut or fail to declare dividends due to market downturns or other reasons.

  The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results.

  Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling environment.

  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your share, it is possible to lose money by investing in the Portfolio.

Management. AIC (5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889) serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisers Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

Alger (111 Fifth Avenue, 2nd Floor, New York, NY 10003) serves as the investment subadvisor to the Ameritas Growth Portfolio. Alger is owned by Alger Inc., which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger, III is the majority policyholder of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. As of August 15, 2005, Alger had over $______ in assets under management.

The Portfolio has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without policyholder approval. See "Investment Advisor and Subadvisors" in the Statement of Additional Information for further details.

Advisory Fees. The Ameritas Income & Growth Portfolio's advisory agreement provides for the Fund to pay AIC a fee of 0.625% of the Portfolio's average daily net assets. Alger receives a subadvisory fee, paid by AIC, of 0.355% of the Portfolio's average daily net assets.

Other Management Arrangements. AIC also serves as the principal underwriter and distributor for the Ameritas Income & Growth Portfolio. Under the terms of its underwriting agreement with the Fund, AIC markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors. AIC is entitled to compensation for services performed and expenses assumed. Payments to AIC may be authorized by the Fund's Board of Directors from time to time in accordance with applicable law. No payments were authorized in 2004. AIC is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Policies, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between AIC and the broker-dealers. As the advisor and distributor, AIC, at its own expense, may incur costs or pay expenses associated with the distribution of the Fund's shares.

Calvert Administrative Services Company, a subsidiary of Calvert Group, Ltd. and Acacia Mutual, is the Fund's administrator.

National Financial Data Services, Inc. is the Fund's transfer agent and dividend disbursing agent.

Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd. and Acacia Mutual, is the Fund's shareholder servicing agent.

POLICYHOLDER INFORMATION FOR AMERITAS INCOME & GROWTH PORTFOLIO

Purchase, Exchange and Redemption of Shares. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value of the Portfolio next determined after the Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the net asset value per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Fund, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance policy owners of any Insurance Company. The Fund's Directors intend to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's net asset value next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the policyholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

The Portfolio and the distributor reserve the right at any time to reject any part of any purchase or exchange order, including any purchase or exchange offer accepted by any Policy owner's financial intermediary; modify any terms or conditions of purchase of shares of the Portfolio; or withdraw all or any part of the offering made by the prospectus.

Dividends and Distributions. It is the Fund's intention to distribute substantially all of the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes. As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains.

The Fund intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. In order for the separate accounts to comply with regulations under Section 817(h) of the Code, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For purposes of this test all securities of the same issuer are treated as a single investment and each government agency or instrumentality shall be treated as a separate issuer.

Since the only policyholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the policyholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the Prospectus for the Policies.

COMPARATIVE INFORMATION ON POLICYHOLDER RIGHTS

Both Portfolios are series of Calvert Variable Series, Inc., a Maryland corporation, and thus, share the same Articles of Incorporation and By-laws.

GENERAL INFORMATION ABOUT THE PORTFOLIOS

Information about the Ameritas Growth Portfolio is included in its Prospectus, which all policyholders have received. Further information is included in the Ameritas Growth Portfolio's Statement of Additional Information. Both the Prospectus and the Statement of Additional Information are dated May 2, 2005. You may obtain additional copies for both Portfolios, as well as, quarterly, semi-annual, and annual reports by writing the Fund at Calvert Variable Series, Inc., 5900 "O" Street, Lincoln, Nebraska 68510-1889, or by calling 800-335-9858. Both Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file proxy material, reports, and other information with the Securities and Exchange Commission. These reports and other information filed by the Fund can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E, Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Fund.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Reports to policyholders of the Ameritas Growth Portfolio for the period ended December 31, 2004, and the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, Independent Public Registered Accounting Firm, to the Ameritas Growth Portfolio, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

Financial Highlights. The financial highlights table is intended to help you understand both Portfolios' financial performance for the past five (5) fiscal years (or if shorter, the period of a Portfolio's operations). The Fund's fiscal year end is December 31. Certain information reflects financial results for a single share, by Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for 2004 has been audited by KPMG LLP whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.

Note: The Financial Highlights do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

AMERITAS GROWTH PORTFOLIO
	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$43.36	$32.00
Income from investment operations
Net investment income (loss)	.09	(.04)
Net realized and unrealized gain (loss)	2.33	11.40
Total from investment operations	2.42	11.36
Distributions from
Net investment income	(.06)	--
Total increase (decrease) in net asset value	2.36	11.36
Net asset value, ending	$45.72	$43.36

Total return*	5.58%	35.50%
Ratios to average net assets: A
Net investment income (loss)	.19%	(.09%)
Total expenses	.97%	.94%
Expenses before offsets	.89%	.89%
Net expenses	.89%	.89%
Portfolio turnover	196%	168%
Net assets, ending (in thousands)	$84,770	$90,460

	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$47.95	$54.86	$64.83
Income from investment operations
Net investment income	(.03)	.04)	.04
Net realized and unrealized gain (loss)	(15.92)	(6.60)	(9.99)
Total from investment operations	(15.95)	(6.64)	(9.95)
Distributions from
Net investment income	--	(.02)	(.02)
Net realized gains	--	(.25)	--
Total distributions	--	(.27)	(.02)
Total increase (decrease) in net asset value	(15.95)	(6.91)	(9.97)
Net asset value, ending	$32.00	$47.95	$54.86

Total return*	(33.26%)	(12.11%)	(15.35%)
Ratios to average net assets: A
Net investment income	(.07%)	(.09%)	.05%
Total expenses	.94%	.90%	.87%
Expenses before offsets	.89%	.90%	.82%
Net expenses	.89%	.89%	.80%
Portfolio turnover	239%	84%	99%
Net assets, ending (in thousands)	$71,629	$132,756	$172,694

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

AMERITAS INCOME & GROWTH PORTFOLIO

	Years Ended
	December 31,	December 31,
Income & Growth Portfolio	2004	2003
Net asset value, beginning	$11.80	$9.12
Income from investment operations
Net investment income	.12	.06
Net realized and unrealized gain (loss)	.81	2.68
Total from investment operations	.93	2.74
Distributions from
Net investment income	(.12)	(.06)
Total increase (decrease) in net asset value	.81	2.68
Net asset value, ending	$12.61	$11.80

Total return*	7.86%	30.03%
Ratios to average net assets: A
Net investment income	.99%	.59%
Total expenses	.96%	.93%
Expenses before offsets	.81%	.78%
Net expenses	.78%	.78%
Portfolio turnover	96%	173%
Net assets, ending (in thousands)	$45,751	$46,056

		Years Ended
	December 31,	December 31,	December 31,
Income & Growth Portfolio	2002	2001	2000
Net asset value, beginning	$13.17	$16.66	$17.35
Income from investment operations
Net investment income	.04	.06	.05
Net realized and unrealized gain (loss)	(4.05)	(2.61)	.07
Total from investment operations	(4.01)	(2.55)	.12
Distributions from
Net investment income	(.04)	(.07)	(.03)
Net realized gains	--	(.87)	(.78)
Total distributions	(.04)	(.94)	(.81)
Total increase (decrease) in net asset value	(4.05)	(3.49)	(.69)
Net asset value, ending	$9.12	$13.17	$16.66

Total return*	(30.44%)	(15.38%)	0.65%
Ratios to average net assets: A
Net investment income	.28%	.34%	.34%
Total expenses	.92%	.80%	.77%
Expenses before offsets	.81%	.79%	.71%
Net expenses	.78%	.78%	.70%
Portfolio turnover	270%	100%	164%
Net assets, ending (in thousands)	$39,951	$71,828	$97,288

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

VOTING INFORMATION

Proxies from the policyholders of the Ameritas Growth Portfolio are being solicited by the Directors for a Special Meeting of Policyholders to be held at the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Friday, November 4, 2005, or at such later time or date made necessary by adjournment.

Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of the Ameritas Growth Portfolio or by proxy soliciting firms retained for this purpose.

Quorum. If a quorum is represented at the meeting (the holders of a majority of the shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business), the vote of a majority of the outstanding shares of the Ameritas Growth Portfolio is required for approval of the Reorganization into the Ameritas Income & Growth Portfolio. The vote of a majority of the outstanding shares means the lesser of: (1) the vote of 67% or more of the shares of the Portfolio at the Special Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of the Portfolio.

You may revoke your proxy at any time before it is exercised by: (1) filing a written notification of revocation with the Secretary of the Fund, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

The votes of policyholders of the Ameritas Income & Growth Portfolio are not being solicited by this Prospectus and Proxy Statement and are not required to carry out the Reorganization.

Proportional Voting. As the owner of a variable life insurance policy or a variable annuity contract, you are not actually a Fund policyholder. The issuing insurance companies are the legal owners of the Fund's shares. Despite not having the legal status as an owner of the shares, we may refer to you as a "policyholder" and your interest in the portfolios as "shares". The issuing life insurance companies want you to return the Voting Instructions so that they can vote the Fund shares represented by your variable insurance policy or variable annuity contract in accordance with your instructions. The persons named as proxies in the enclosed Voting Instructions intend to vote all of the shares of the portfolio, proportionately in accordance with the instructions given by those variable insurance policyholders or variable annuity contract owners who respond with their voting instructions. There is no minimum required number of votes necessary to be received before proportional voting is applied.

Abstentions and Broker Non-Votes. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions effectively will be votes against the Reorganization proposal.

Record Date. Policyholders of the Ameritas Growth Portfolio of record at the close of business on August 15, 2005 (record date) are entitled to notice of and to vote at the Special Meeting of Policyholders or any adjournment thereof. Policyholders are entitled to one vote for each share held. As of August 15, 2005, as shown on the books of the Ameritas Growth Portfolio, there were issued and outstanding shares. As of August 15, 2005, the officers and Directors of the Fund as a group, beneficially owned less than 1% of the outstanding shares of the Ameritas Growth Portfolio.

As of August 15, 2005, the following policyholders owned of record 5% or more of the shares of the Fund:

Ameritas Life Insurance Corp.	____%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	_____%
Account Y
Lincoln, NE

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual shareholder meetings. Policyholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814. If the Reorganization described in this Prospectus and Proxy Statement is consummated, there will be no further meetings of the policyholders of the Ameritas Growth Portfolio.

OTHER BUSINESS

The Board of Directors of the Calvert Variable Series, Inc. does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.

By Order of the Board of Directors
William M. Tartikoff, Esq.
Secretary

THE BOARD OF DIRECTORS OF THE CALVERT VARIABLE SERIES, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

Investment Company Act File No.: 811-3591


CALVERT VARIABLE SERIES, INC. - AMERITAS GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - AMERITAS INCOME & GROWTH PORTFOLIO
PROFORMA SCHEDULE OF INVESTMENTS
YEAR ENDED DECEMBER 31, 2004 (UNAUDITED)

	Ameritas Income & Growth Portfolio		Ameritas Growth Portfolio		Proforma Adjustments		Combined Ameritas Income & Growth Portfolio
EQUITY SECURITIES - 98.8%	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Aerospace - 1.1%
BE Aerospace, Inc.*	35,300	$410,892	-	$ -	-	$ -	35,300	$410,892
United Technologies Corp.	10,450	1,080,008	-	-	-	-	10,450	1,080,008
		1,490,900		-		-		1,490,900
Air Transportation - 1.0%
FedEx Corp.	-	-	13,900	1,369,011	-	-	13,900	1,369,011

Banks - New York City - 1.4%
Bank of New York Co., Inc.	-	-	25,350	847,197	-	-	25,350	847,197
J.P. Morgan Chase & Co.	15,300	596,853	10,700	417,407	-	-	26,000	1,014,260
		596,853		1,264,604		-		1,861,457
Banks - Outside New York City - 2.1%
North Fork Bancorp, Inc.	22,575	651,289	-	-	-	-	22,575	651,289
Wells Fargo & Co.	19,800	1,230,570	13,500	839,025	-	-	33,300	2,069,595
		1,881,859		839,025		-		2,720,884

Biotechnology - Research & Production - 3.8%
Amgen, Inc.*	10,500	673,575	-	-	-	-	10,500	673,575
Biogen Idec, Inc.*	7,700	512,897	9,400	626,134	-	-	17,100	1,139,031
Genzyme Corp. - General Division*	-	-	11,500	667,805	-	-	11,500	667,805
ImClone Systems, Inc.*	5,700	262,656	17,100	787,968	-	-	22,800	1,050,624
OSI Pharmaceuticals, Inc.*	-	-	18,250	1,366,012	-	-	18,250	1,366,012
		1,449,128		3,447,919		-		4,897,047
Casinos & Gambling - 1.2%
Harrah's Entertainment, Inc.	-	-	6,500	434,785	-	-	6,500	434,785
MGM Mirage, Inc.*	-	-	15,700	1,142,018	-	-	15,700	1,142,018
		-		1,576,803		-		1,576,803

Chemicals - 3.4%
Dow Chemical Co.	27,900	1,381,329	32,700	1,618,977	-	-	60,600	3,000,306
Lubrizol Corp.	7,800	287,508	-	-	-	-	7,800	287,508
Lyondell Chemical Co.	20,300	587,076	-	-	-	-	20,300	587,076
Sasol Ltd. (ADR)	-	-	25,400	550,672	-	-	25,400	550,672
		2,255,913		2,169,649		-		4,425,562
Coal - 1.1%
Peabody Energy Corp.	-	-	18,000	1,456,380	-	-	18,000	1,456,380

Communications & Media - 1.1%
Time Warner, Inc.*	-	-	76,300	1,483,272	-	-	76,300	1,483,272

Communications Technology - 4.5%
Avaya, Inc.*	-	-	59,300	1,019,960	-	-	59,300	1,019,960
Cisco Systems, Inc.*	48,500	936,050	66,750	1,288,275	-	-	115,250	2,224,325
Motorola, Inc.	33,200	571,040	58,500	1,006,200	-	-	91,700	1,577,240
Symbol Technologies, Inc.	-	-	63,500	1,098,550	-	-	63,500	1,098,550
		1,507,090		4,412,985		-		5,920,075

Computer - Services, Software & Systems - 4.1%
Microsoft Corp.	76,600	2,045,986	92,050	2,458,655	-	-	168,650	4,504,641
Symantec Corp.*	-	-	35,100	904,176	-	-	35,100	904,176
		2,045,986		3,362,831		-		5,408,817
Computer Technology - 2.1%
Apple Computer, Inc.*	-	-	29,100	1,874,040	-	-	29,100	1,874,040
EMC Corp.*	-	-	58,500	869,895	-	-	58,500	869,895
		-		2,743,935		-		2,743,935
Consumer Electronics - 5.6%
Google, Inc.*	-	-	9,100	1,757,210	-	-	9,100	1,757,210
NetFlix, Inc.*	18,750	231,188	81,600	1,006,128	-	-	100,350	1,237,316
VeriSign, Inc.*	-	-	18,200	610,064	-	-	18,200	610,064
Yahoo!, Inc.*	36,200	1,364,016	63,700	2,400,216	-	-	99,900	3,764,232
		1,595,204		5,773,618		-		7,368,822

Consumer Products - 0.4%
Kimberly-Clark Corp.	8,750	575,838	-	-	-	-	8,750	575,838

Diversified Financial Services - 2.2%
American Express Co.	-	-	21,150	1,192,226	-	-	21,150	1,192,226
Citigroup, Inc.	35,300	1,700,754	-	-	-	-	35,300	1,700,754
		1,700,754		1,192,226		-		2,892,980

Diversified Materials & Processing - 3.0%
Tyco International Ltd.	42,000	1,501,080	65,900	2,355,266	-	-	107,900	3,856,346

Diversified Production - 0.3%
Danaher Corp.	-	-	7,300	419,093	-	-	7,300	419,093

Drug & Grocery Store Chains - 1.4%
CVS Corp.	18,800	847,316	22,300	1,005,061	-	-	41,100	1,852,377

Drugs & Pharmaceuticals - 7.4%
Abbott Laboratories, Inc.	10,500	489,825	30,000	1,399,500	-	-	40,500	1,889,325
Bristol-Myers Squibb Co.	31,200	799,344	-	-	-	-	31,200	799,344
Gilead Sciences, Inc.*	17,800	622,822	38,950	1,362,861	-	-	56,750	1,985,683
IVAX Corp.*	-	-	16,450	260,239	-	-	16,450	260,239
Johnson & Johnson	18,400	1,166,928	13,500	856,170	-	-	31,900	2,023,098
Sanofi-Aventis (ADR)	-	-	21,600	865,080	-	-	21,600	865,080
Sepracor, Inc.*	-	-	21,300	1,264,581	-	-	21,300	1,264,581
Wyeth	14,200	604,778	-	-	-	-	14,200	604,778
		3,683,697		6,008,431		-		9,692,128

Electronics - Semiconductors / Components - 4.6%							-	-
Analog Devices, Inc.	-	-	31,150	1,150,058	-	-	31,150	1,150,058
Freescale Semiconductor, Inc.*	-	-	50,200	894,564	-	-	50,200	894,564
Intel Corp.	52,650	1,231,483	65,000	1,520,350	-	-	117,650	2,751,833
Linear Technology Corp.	-	-	26,550	1,029,078	-	-	26,550	1,029,078
Texas Instruments, Inc.	9,800	241,276	-	-	-	-	9,800	241,276
		1,472,759		4,594,050		-		6,066,809

Electronics - Technology - 1.0%
Rockwell Automation, Inc.	26,500	1,313,075	-	-	-	-	26,500	1,313,075

Entertainment - 3.0%
Viacom, Inc., Class B	37,100	1,350,069	46,400	1,688,496	-	-	83,500	3,038,565
Walt Disney Co.	-	-	30,700	853,460	-	-	30,700	853,460
		1,350,069		2,541,956		-		3,892,025

Finance - Small Loan - 0.2%
First Marblehead Corp.*	4,100	230,625	-	-	-	-	4,100	230,625

Financial Data Processing Services - 0.6%
Automatic Data Processing, Inc.	-	-	17,300	767,255	-	-	17,300	767,255

Financial Miscellaneous - 0.5%
MBNA Corp.	-	-	22,900	645,551	-	-	22,900	645,551

Healthcare Management Services - 1.5%
Caremark Rx, Inc.*	-	-	20,450	806,343	-	-	20,450	806,343
PacifiCare Health Systems, Inc.*	-	-	4,300	243,036	-	-	4,300	243,036
UnitedHealth Group, Inc.	-	-	9,550	840,687	-	-	9,550	840,687
		-		1,890,066		-		1,890,066

Healthcare Services - 1.3%
WellPoint, Inc.*	-	-	14,700	1,690,500	-	-	14,700	1,690,500

Hotel / Motel - 2.9%
Hilton Hotels Corp.	-	-	50,300	1,143,822	-	-	50,300	1,143,822
Starwood Hotels and Resorts Worldwide, Inc.	22,900	1,337,360	21,000	1,226,400	-	-	43,900	2,563,760
		1,337,360		2,370,222		-		3,707,582
Insurance - Multi-Line - 0.9%
Cigna Corp.	-	-	10,400	848,328	-	-	10,400	848,328
Genworth Financial, Inc.	13,600	367,200	-	-	-	-	13,600	367,200
		367,200		848,328		-		1,215,528
Investment Management Companies - 1.4%
Affiliated Managers Group, Inc.*	-	-	14,075	953,440	-	-	14,075	953,440
T. Rowe Price Group, Inc.	-	-	14,400	895,680	-	-	14,400	895,680
		-		1,849,120		-		1,849,120
Leisure Time - 2.1%
Carnival Corp.	22,600	1,302,438	23,700	1,365,831	-	-	46,300	2,668,269

Machinery - Oil Well Equipment & Services - 4.8%
BJ Services Co.	-	-	17,400	809,796	-	-	17,400	809,796
National-Oilwell, Inc.*	-	-	53,000	1,870,370	-	-	53,000	1,870,370
Patterson-UTI Energy, Inc.	-	-	21,700	422,065	-	-	21,700	422,065
Schlumberger Ltd.	17,850	1,195,057	29,500	1,975,025	-	-	47,350	3,170,082
		1,195,057		5,077,256		-		6,272,313

Medical & Dental - Instruments & Supplies - 0.6%
Boston Scientific Corp.*	-	-	21,200	753,660	-	-	21,200	753,660

Multi-Sector Companies - 2.8%
General Electric Co.	52,925	1,931,762	46,650	1,702,725	-	-	99,575	3,634,487

Offshore Drilling - 1.5%
Transocean, Inc.*	-	-	44,700	1,894,833	-	-	44,700	1,894,833

Oil - Crude Producers - 0.5%
EOG Resources, Inc.	-	-	8,600	613,696	-	-	8,600	613,696

Oil - Integrated International - 2.4%
BP plc (ADR)	20,500	1,197,200	13,700	800,080	-	-	34,200	1,997,280
Exxon Mobil Corp.	23,000	1,178,980	-	-	-	-	23,000	1,178,980
		2,376,180		800,080		-		3,176,260

Production Technology Equipment - 0.2%
Applied Materials, Inc.*	13,350	228,285	-	-	-	-	13,350	228,285

Radio & Television Broadcasters - 2.0%
Univision Communications, Inc.*	-	-	23,800	696,626	-	-	23,800	696,626
XM Satellite Radio Holdings, Inc.*	9,750	366,795	39,950	1,502,919	-	-	49,700	1,869,714
		366,795		2,199,545		-		2,566,340

Retail - 6.9%
Bed Bath & Beyond, Inc.*	-	-	21,600	860,328	-	-	21,600	860,328
Best Buy Co., Inc.	11,500	683,330	-	-	-	-	11,500	683,330
Federated Department Stores, Inc.	-	-	11,200	647,248	-	-	11,200	647,248
Home Depot, Inc.	8,200	350,468	-	-	-	-	8,200	350,468
Kohl's Corp.*	2,400	118,008	4,500	221,265	-	-	6,900	339,273
Lowe's Co.'s, Inc.	-	-	21,050	1,212,269	-	-	21,050	1,212,269
Target Corp.	17,300	898,389	40,450	2,100,569	-	-	57,750	2,998,958
Wal-Mart Stores, Inc.	16,650	879,453	19,800	1,045,836	-	-	36,450	1,925,289
		2,929,648		6,087,515		-		9,017,163

Securities Brokers & Services - 1.2%
Lehman Brothers Holdings, Inc.	10,100	883,548	7,500	656,100	-	-	17,600	1,539,648

Services - Commercial - 3.2%
eBay, Inc.*	12,600	1,465,128	23,350	2,715,138	-	-	35,950	4,180,266

Soaps & Household Chemicals - 0.5%
Procter & Gamble Co.	12,500	688,500	-	-	-	-	12,500	688,500

Telecommunications Equipment - 1.5%
Nokia OYJ (ADR)	39,200	614,264	-	-	-	-	39,200	614,264
Research In Motion Ltd.*	-	-	16,400	1,351,688	-	-	16,400	1,351,688
		614,264		1,351,688		-		1,965,952

Textiles Apparel Manufactures - 0.2%
Polo Ralph Lauren Corp.	-	-	5,100	217,260	-	-	5,100	217,260

Tobacco - 0.3%
Altria Group, Inc.	6,650	406,315	-	-	-	-	6,650	406,315

Utilities - Electrical - 1.0%
Entergy Corp.	18,700	1,263,933	-	-	-	-	18,700	1,263,933

Utilities - Telecommunications - 2.0%
China Netcom Group Corp. Hong Kong Ltd. (ADR)*	-	-	580	15,521	-	-	580	15,521
Sprint Corp.	28,400	705,740	30,800	765,380	-	-	59,200	1,471,120
Verizon Communications, Inc.	27,600	1,118,076	-	-	-	-	27,600	1,118,076
		1,823,816		780,901		-		2,604,717

Total Equity Securities (Cost $112,855,306)		44,678,375		84,293,385	-	-		128,971,760

	Principal		Principal		Principal		Principal
U.S. GOVERNMENT AGENCIES & INSTRUMENTALITIES - 1.2%	Amount	Value	Amount	Value	Amount	Value	Amount	Value
Fannie Mae Discount Notes:
1/12/05	$200,000	199,863	$ -	-	$ -	-	$200,000	199,863
1/13/05	100,000	99,925	-	-	-	-	100,000	99,925
2/4/05	100,000	99,797	-	-	-	-	100,000	99,797
3/9/05	400,000	398,258	-	-	-	-	400,000	398,258
3/16/05	100,000	99,527	-	-	-	-	100,000	99,527
3/23/05	-	-	500,000	497,368	-	-	500,000	497,368
Federal Home Loan Bank Discount Notes, 1/11/05	200,000	199,894	-	-	-	-	200,000	199,894

Total U.S. Government Agencies and Instrumentalities (Cost $1,594,632)		1,097,264		497,368		-		1,594,632

TOTAL INVESTMENTS (Cost $114,449,938) - 100.0%		45,775,639		84,790,753		-		130,566,392
Other assets and liabilities, net - 0.0%		(24,746)		(20,875)		(10,000)	(1)	(55,621)
NET ASSETS - 100%		$45,750,893		$84,769,878		($10,000)		$130,510,771

Abbreviations:
ADR: American Depository Receipt

* Non-income producing security.

(1) To reflect the expected reorganization and proxy solicitation costs that will be incurred by the Portfolios in connection with the reorganization.

As of December 31, 2004 all of the securities held by the Ameritas Growth Portfolio would comply with the compliance guidelines and/or investment restrictions of the Ameritas Income & Growth Portfolio.


PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $9 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Securities Act of 1933 and be governed by final adjudication of such issue.

ITEM 16. EXHIBITS.

(1)(a) Restated Articles of Incorporation of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, filed 4/25/96, accession number 0000708950-96-000005.

(1)(b) Articles Supplementary of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, filed 4/25/96, accession number 0000708950-96-000005.

(1)(c) Articles Supplementary of Acacia Capital Corporation incorporated by reference to Post-Effective Amendment No. 32, filed 4/22/97, accession number 0000708950-97-000006.

(1)(d) Articles of Amendment of Acacia Capital Corporation to change name to Calvert Variable Series, Inc., and to change the name of each series, incorporated by reference to Post-Effective Amendment No. 33, filed 2/12/98, accession number 0000708950-98-000002.

(2) Amended By-laws of Calvert Variable Series, Inc., incorporated by reference to Post-Effective Amendment No. 37, filed 4/30/99, accession number 0000708950-99-000009.

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization filed herewith.

(5) Specimen Stock Certificate (inapplicable).See the following Articles and Sections in the Articles of Incorporation filed as Exhibit (1)(a): 7(d), and 8, and the following sections of the Bylaws filed as exhibit (2); article 1, article 5, article 8.

(6)(a) Investment Advisory Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013. Amended Schedule A to the Investment Advisory Agreement Restated December 2001 for Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013. Form of Amended Schedule A to the Investment Advisory Agreement for Thornburg Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 49, filed April 30, 2004, accession number 0000708950-04-000006.

(6)(b) Subadvisory Agreement with Atlanta Capital, incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(c) Subadvisory Agreement with SSgA Funds Management, Inc. (Social Balanced), incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(d) Subadvisory Agreement with Grantham, Mayo, Van Otterloo & Co. LLC, incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(e) Subadvisory Agreement with Brown Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(f) Subadvisory Agreement with Awad Asset Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(g) Subadvisory Agreement with Massachusetts Financial Services Company, incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(h) Subadvisory Agreement with Fred Alger Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(i) Subadvisory Agreement with SSgA Funds Management, Inc. (Ameritas Index 500), incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(j) Subadvisory Agreement with Harris Associates L.P., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(k) Subadvisory Agreement with David L. Babson & Company Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(l) Subadvisory Agreement with Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(6)(m) Subadvisory Agreement with Thornburg Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 49, filed April 30, 2004, accession number 0000708950-04-000006.

(6)(n) Subadvisory Agreement with Eagle Asset Management, incorporated by reference to Post-Effective Amendment No. 51, filed April 29, 2005, accession number 0000708950-05-000009.

(7) Underwriting Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, filed April 24, 2002, accession number 0000708950-02-000013.

(8) Not Applicable.

(9) Custodian Agreement, incorporated by reference to Post-Effective Amendment No. 41, filed 4/24/01, accession number 0000708950-01-500042.

(10) Not Applicable.

(11) Draft Opinion of Counsel, filed herewith.

(12) Draft Opinion and Consent of Counsel on Tax Matters, filed herewith.

(13) Not Applicable.

(14) Draft Consent of Independent Public Registered Accounting Firm, filed herewith.

(15) Not Applicable.

(16) Power of Attorney Forms incorporated by reference to Post-Effective Amendment 47, filed April 29, 2003, accession number 0000708950-03-000003.

(17) Not Applicable.

ITEM 17. UNDERTAKINGS

Not Applicable

NOTICE

Notice is hereby given that this instrument is executed on behalf of the Registrant by an Officer of the Registrant as an Officer and not individually and the obligations of the Registrant arising out of this instrument are not binding upon any of the Directors, Officers, or shareholders of the Registrant individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bethesda and the State of Maryland, on this 18th day of August, 2005.

CALVERT VARIABLE SERIES, INC.

By: ____________**_________
Barbara J. Krumsiek
Director and Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 18, 2005.
Signature	Title
__________**____________	Director and Chairman
Barbara J. Krumsiek
__________**____________	Treasurer
Ronald M. Wolfsheimer
__________**____________	Director
Arthur J. Pugh
__________**____________	Director
Frank H. Blatz, Jr.
__________**____________	Director
Alice Gresham
__________**____________	Director
M. Charito Kruvant
__________**____________	Director
Cynthia H. Milligan
________________________	Director
William Lester
________________________	Director
Gregory Boal

**By Ivy Wafford Duke as Attorney-in-fact, pursuant to Power of Attorney
/s/ Ivy Wafford Duke